Exhibit 10.12
                                  -------------
         Investors Receiving Rights Pursuant to Form of Investors Rights
                      Agreement Set Forth in Exhibit 10.11

         The following entities received certain rights related to a private placement of securities on June 21, 1999, pursuant to Investor Rights Agreements substantially to the form set forth in Exhibit 10.13. The sole difference between these agreements was the entity receiving such rights.



                                Thomas E. Skidmore
                                A. Allan Skidmore
                                 Arthur Skidmore
                                  Brian Skidmore
                                  Cary Skidmore
                                  Garry Skidmore
                                 Beverly Droulis
                                 Margrit Hartman
                             Margaret Alexis Kennedy
                                 Suzanne Lowndes


913576.1